Income Taxes	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and liabilities were as follows:

	December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$3,199,412	$3,072,704
Research and development credits	326,551	245,534
Share-based compensation	43,526	36,967
Gross deferred tax assets	3,569,489	3,355,205
Less: valuation allowance	(3,569,489)	(3,355,205)
	$—	$—
In assessing the need for a valuation allowance, management must determine that there will be sufficient taxable income to allow for the realization of deferred tax assets. Based upon the historical and anticipated future losses, management has determined that the deferred tax assets do not meet the more likely than not threshold for realizability. Accordingly, a full valuation allowance has been recorded against the Company’s net deferred tax assets as of December 31, 2020 and 2019. The valuation allowance increased by $214,979 and $869,175 during the years ended December 31, 2020 and 2019, respectively.
A reconciliation of the federal income tax rate to the Company’s effective tax rate is as follows:

	Year ended December 31,
	2020	2019
Federal tax expense/(benefit) at statutory rate	21.0%	(21.0)%
State tax, net of federal benefit	11.8	(6.4)
Non-taxable partnership income	(25.5)	15.4
Permanent differences	(9.2)	(0.1)
Research and development	(1.2)	(1.6)
Change in valuation allowance	3.1	13.7
	—%	—%
The following table summarizes carryforwards of federal, state and local net operating losses (“NOL”) and research tax credits:

	December 31,
(in thousands)	2020	2019
NOL carryforwards—Federal	$8,030,123	$6,599,499
NOL carryforwards—State	8,030,123	6,599,499
NOL carryforwards—Local	15,399,777	20,398,658
Research tax credits—Federal	326,551	245,534
The NOL carryforwards begin expiring in 2037 for federal and state income tax purposes, however; all federal NOL carryforwards generated subsequent to January 1, 2018, are able to be carried forward indefinitely. Local NOL carryforwards expire after three years with the 2018 NOL set to expire in 2021. As of December 31, 2020 and 2019 the Company had federal research and development tax credit carryforwards of $326,551 and $245,534, respectively that will begin to expire in 2037, unless previously utilized.
The NOL and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. NOL and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. To date, the Company has not performed an analysis to determine whether or not ownership changes have occurred since inception. State and local NOLs may also be limited. As of December 31, 2020 and 2019, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company’s consolidated statement of operations. Due to NOLs and tax credit carry forwards that remain unutilized, income tax returns for tax years from all years remain subject to examination by the taxing jurisdictions. The NOL carryforwards remain subject to review until utilized.